Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Mind Solutions, Inc. for the fiscal year ending December 31, 2015, I, Ziyad Osachi, Chief Financial Officer and Principal Accounting Officer of Mind Solutions, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.                   Such Annual Report on Form 10-K for the fiscal year ending December 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   The information contained in such Annual Report on Form 10-K for the fiscal year ending December 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Mind Solutions, Inc.

Date: August 31, 2016

/s/ Ziyad Osachi
Ziyad Osachi, Chief Financial Officer and

Principal Accounting Officer of
Mind Solutions, Inc.

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